Exhibit 99.1

EndoChoice® Announces

Bill Enquist and Dave Mowry Join Board of Directors

Executives Add Significant Medical Device

Industry Experience to the Board

Alpharetta, GA., September 9, 2015 /PRNewswire/ — EndoChoice Holdings, Inc. (NYSE: GI) announced today that William (Bill) R. Enquist, former President of Global Endoscopy for Stryker Corporation (NYSE: SYK), and David (Dave) H. Mowry, President and CEO of Tornier N.V. (NASDAQ: TRNX) will join the EndoChoice Board of Directors effective September 9, 2015.

Since the successful completion of its initial public offering on the NYSE in June 2015, EndoChoice has moved to bolster its Board with seasoned leaders known within the medical device industry for their experience with high growth organizations. Mr. Enquist joined Stryker in 1986 and rose through the sales and marketing ranks until being appointed President of Global Endoscopy in 1998. Under his leadership over the next 16 years Global Endoscopy revenues grew to over $1 Billion before his retirement in 2013.

Mr. Mowry has more than 27 years of operations experience in the medical device industry including the areas of manufacturing, logistics, quality assurance and general management. He has served as President and CEO of Tornier since 2012, after having previously held executive positions at Covidien, ev3, and Zimmer.

“We are pleased to be able to add leaders of Bill and Dave’s caliber to our Board,” said Mark Gilreath, Founder and CEO of EndoChoice. “Our company has historically grown revenues more than 30% each year and as we continue to seek that type of growth, we will benefit from the insights of others who have traveled down similar paths with publicly traded firms.”

“Both Bill and Dave will provide wisdom on expanding our sales and marketing capabilities and scaling our quality manufacturing systems,” Mr. Gilreath added. “Since the beginning of 2015, we have released the 2nd generation of our Fuse®, Full Spectrum Endoscopy® System, multiple new products in our single-use product portfolio and new services within our pathology business.

With the additions of Mr. Enquist and Mr. Mowry to the Board, current directors Dr. Uri Geiger and Rurik Vandevenne have announced that they do not intend to stand for re-election at the Company’s 2016 annual stockholders meeting following the expiration of their current terms.

About EndoChoice:

Based near Atlanta, Georgia, EndoChoice (NYSE: GI) is a medtech company focused on the manufacturing and commercialization of platform technologies including endoscopic imaging systems, devices and infection control products and pathology services for specialists treating a wide range of gastrointestinal conditions, including colon cancer. EndoChoice leverages its direct sales organization to serve more than 2,500 customers in the United States and works with distribution partners in 30 countries. The Company was founded in 2008 and has rapidly developed a broad and innovative product portfolio, which includes the Full Spectrum Endoscopy System (Fuse®). EndoChoice, Fuse, and Full Spectrum Endoscopy are registered trademarks of EndoChoice, Inc.

Forward-Looking Statement:

This press release contains “forward-looking statements” as defined under U.S. federal securities laws, including, among other things, statements about our expected future financial growth.

Forward-looking statements include all statements that are not historical facts. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on any forward-looking statements in this press release. Factors that could affect these statements include, but are not limited to, our ability to achieve or sustain profitability; general economic, market, or business conditions; the opportunities that may be presented to and pursued by the Company; conditions in the medical technology industry; the ability to generate sufficient cash flow or otherwise obtain funds to repay new or outstanding indebtedness; the ability to successfully commercialize our products, including Fuse®; competition from new or existing competitors; and other risks described from time to time in EndoChoice’s filings with the Securities and Exchange Commission (“SEC”) (including the prospectus filed by EndoChoice with the SEC on June 5, 2015). The discussion of these risks is specifically incorporated by reference into this press release.

Forward-looking statements are based on currently available information and our current assumptions, expectations and projections about future events. You should not rely on our forward-looking statements. These statements are not guarantees of future performance and are subject to future events, risks and uncertainties – many of which are beyond our control or are currently unknown to us – as well as potentially inaccurate assumptions that could cause actual results to differ materially from our expectations and projections. Except as required by law, we disclaim any obligation to update any forward-looking statements for any reason after the date of this press release.

Company Contact:

David Gill, Chief Financial Officer

david.gill@endochoice.com

678-585-1040

Investor Contacts:

Nick Laudico or Zack Kubow

The Ruth Group

646-536-7030 / 7020

nlaudico@theruthgroup.com

zkubow@theruthgroup.com